Exhibit 99.1

Contacts:

Media	Investors
Garry R. Clark	Robert J. Marshall Jr.
574-372-4493	574-371-8042
garry.clark@zimmer.com	robert.marshall@zimmer.com

Zimmer Holdings, Inc. Reports Third Quarter 2012 Financial Results

•	Net Sales of $1,026 million for the third quarter represent a decrease of 0.6% reported (an increase of 2.5% constant currency) from the prior year period

•	Diluted EPS for the third quarter were $1.02 reported, an increase of 1.0% over the prior year period, and $1.15 adjusted, an increase of 10.6% over the prior year period

•	Company updates full-year sales and EPS guidance

(WARSAW, IN) October 25, 2012—Zimmer Holdings, Inc. (NYSE and SIX: ZMH) today reported financial results for the quarter ended September 30, 2012. The Company reported third quarter net sales of $1,026 million, a decrease of 0.6% reported and an increase of 2.5% constant currency over the third quarter of 2011. Diluted earnings per share for the quarter were $1.02 reported and $1.15 adjusted, an increase of 10.6% adjusted over the prior year period.

“Zimmer’s third quarter performance was highlighted by strong operating margins, as well as above-market sales growth in our Europe, Middle East and Africa business,” said David Dvorak, Zimmer President and CEO. “Our focus continues to be creating value for our stockholders. We will achieve that goal through the successful commercialization of innovative new products across the portfolio, ongoing progress in our operational excellence programs, and disciplined capital deployment.”

Net earnings for the third quarter were $178.1 million on a reported basis and $202.1 million on an adjusted basis, an increase of 2.5% adjusted over the prior year period. Operating cash flow for the third quarter was $345.0 million.

During the quarter, the Company utilized $97.6 million of cash to acquire 1.56 million shares. As of September 30, 2012, $1,154.3 million of share repurchase authorization remained available under the current program, which expires on December 31, 2014.

At the conclusion of the third quarter, Zimmer finalized the acquisition of Dornoch Medical Systems, Inc. This acquisition enhances Zimmer’s surgical products portfolio through the addition of medical waste fluid management and disposal technology.

Guidance

The Company updated its revenue and EPS guidance for full-year 2012. Full-year revenues for 2012 are expected to increase approximately 2% on a constant currency basis from 2011. Previously, the Company had estimated full-year revenues would increase between approximately 2.5% and 3.5% constant currency. The Company now estimates that foreign currency translation will decrease revenues by approximately 2% for the full year 2012, resulting in flat revenue growth on a reported basis. Previously, the Company had estimated foreign currency translation would decrease revenues between approximately 2.0% and 2.5%. Full-year 2012 diluted earnings per share are projected to be in a range of $4.75 to $4.80 on a reported basis and $5.25 to $5.30 on an adjusted basis. Prior guidance for full-year 2012 reported and adjusted diluted earnings per share was $4.75 to $4.85 and $5.25 to $5.35, respectively.

Conference Call

The Company will conduct its third quarter 2012 investor conference call today, October 25, 2012, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.

Individuals who wish to dial into the conference call may do so at (888) 878-3901. International callers should dial (706) 634-9520. A digital recording will be available two hours after the completion of the conference call from October 25, 2012 to

November 8, 2012. To access the recording, US/Canada callers should dial (855) 859-2056 or (800) 585-8367, or for International callers, dial (404) 537-3406, and enter the conference ID 39798003.

Sales Tables

The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and nine months on both a reported and constant currency basis.

NET SALES - THREE MONTHS ENDED SEPTEMBER 30, 2012

(in millions, unaudited)

	Net Sales	Reported % Growth	Constant Currency % Growth
Geographic Segments
Americas	$584	—%	—%
Europe	246	(3)	8
Asia Pacific	196	—	2

Total	1,026	(1)	3
Product Categories
Reconstructive
Americas	420	(1)	(1)
Europe	191	(4)	6
Asia Pacific	145	(1)	1

Total	756	(2)	2
Knees
Americas	244	(4)	(4)
Europe	88	(2)	9
Asia Pacific	75	2	4

Total	407	(2)	1
Hips
Americas	146	2	2
Europe	96	(8)	3
Asia Pacific	67	(4)	(2)

Total	309	(2)	2
Extremities	40	10	12
Dental	55	(1)	3
Trauma	74	8	11
Spine	50	(10)	(7)
Surgical and other	91	9	11

NET SALES - NINE MONTHS ENDED SEPTEMBER 30, 2012

(in millions, unaudited)

	Net Sales	Reported % Growth	Constant Currency % Growth
Geographic Segments
Americas	$1,832	1%	1%
Europe	852	(3)	5
Asia Pacific	607	3	3

Total	3,291	—	2
Product Categories
Reconstructive
Americas	1,336	—	—
Europe	670	(3)	4
Asia Pacific	453	4	4

Total	2,459	—	2
Knees
Americas	787	(1)	(1)
Europe	323	(3)	4
Asia Pacific	229	5	6

Total	1,339	(1)	1
Hips
Americas	451	1	1
Europe	326	(4)	4
Asia Pacific	216	3	2

Total	993	—	2
Extremities	127	6	8
Dental	176	(4)	(2)
Trauma	224	7	9
Spine	155	(8)	(6)
Surgical and other	277	8	9

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2011 sales were approximately $4.5 billion. The Company is supported by the efforts of more than 8,500 employees worldwide.

###

Website Information

We routinely post important information for investors on our website, www.zimmer.com, in the “Investor Relations” section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Note on Non-GAAP Financial Measures

As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up, the provision for certain Durom® Acetabular Component product claims, special items and certain tax adjustments. Included in special items are acquisition and integration costs as well as employee termination benefits, consulting and professional fees, certain litigation matters, dedicated personnel expenses, certain contract terminations and asset impairment charges connected with global restructuring and transformation initiatives. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.

Zimmer Safe Harbor Statement

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, the success of our quality and operational improvement initiatives; the outcome of the investigation by the U.S. government into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; the impact of health care reform measures in the U.S. including the impact of the new excise tax on medical devices, reductions in reimbursement levels from third-party payors and cost-containment efforts of health care purchasing organizations; our ability to retain the independent agents and distributors who market our products; and changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012 and 2011

(in millions, except per share amounts, unaudited)

	2012	2011	% Inc/(Dec)
Net Sales	$1,025.5	$1,031.5	(1)%
Cost of products sold	255.7	251.9	2

Gross Profit	769.8	779.6	(1)

Research and development	53.5	61.0	(12)
Selling, general and administrative	430.0	444.0	(3)
Special items	36.9	8.0	366

Operating expenses	520.4	513.0	1

Operating Profit	249.4	266.6	(6)
Interest income	3.8	1.3	203
Interest expense	(18.3)	(13.0)	40

Earnings before income taxes	234.9	254.9	(8)
Provision for income taxes	57.2	63.7	(10)

Net earnings	177.7	191.2	(7)
Less: Net loss attributable to noncontrolling interest	(0.4)	(0.3)	15

Net Earnings of Zimmer Holdings, Inc.	$178.1	$191.5	(7)

Earnings Per Common Share
Basic	$1.02	$1.02	—
Diluted	$1.02	$1.01	1

Weighted Average Common Shares Outstanding
Basic	174.1	187.7
Diluted	175.3	188.8
Cash dividends declared per common share	$0.18	—	100

Certain amounts in the 2011 consolidated statement of earnings have been reclassified to conform to the 2012 presentation.

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 and 2011

(in millions, except per share amounts, unaudited)

	2012	2011	% Inc/(Dec)
Net Sales	$3,291.2	$3,284.5	0%
Cost of products sold	826.3	818.8	1

Gross Profit	2,464.9	2,465.7	(0)

Research and development	170.3	173.5	(2)
Selling, general and administrative	1,346.6	1,372.3	(2)
Certain claims	—	50.0	(100)
Special items	101.1	47.0	115

Operating expenses	1,618.0	1,642.8	(2)

Operating Profit	846.9	822.9	3
Interest income	10.7	6.6	62
Interest expense	(54.0)	(39.1)	38

Earnings before income taxes	803.6	790.4	2
Provision for income taxes	203.0	186.5	9

Net earnings	600.6	603.9	(1)
Less: Net loss attributable to noncontrolling interest	(1.6)	(0.3)	397

Net Earnings of Zimmer Holdings, Inc.	$602.2	$604.2	(0)

Earnings Per Common Share
Basic	$3.43	$3.17	8
Diluted	$3.41	$3.15	8

Weighted Average Common Shares Outstanding
Basic	175.6	190.6
Diluted	176.7	191.8

Cash dividends declared per common share	$0.36	—	100

Certain amounts in the 2011 consolidated statement of earnings have been reclassified to conform to the 2012 presentation.

ZIMMER HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	September 30, 2012	December 31, 2011
Assets
Current Assets:
Cash and cash equivalents	$801.5	$768.3
Short-term investments	687.4	455.5
Receivables, net	874.9	838.8
Inventories	994.1	929.8
Other current assets	274.0	284.2

Total current assets	3,631.9	3,276.6

Property, plant and equipment, net	1,185.6	1,207.3
Goodwill	2,648.6	2,626.0
Intangible assets, net	760.5	798.5
Other assets	557.5	606.9

Total Assets	$8,784.1	$8,515.3

Liabilities and Stockholders’ Equity

Current liabilities	$755.2	$723.8
Short-term debt	0.3	143.3
Other long-term liabilities	463.6	557.4
Long-term debt	1,734.1	1,576.0
Stockholders’ equity	5,830.9	5,514.8

Total Liabilities and Stockholders’ Equity	$8,784.1	$8,515.3

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 and 2011

(in millions, unaudited)

	2012	2011
Cash flows provided by (used in) operating activities
Net earnings	$600.6	$603.9
Depreciation and amortization	272.9	265.6
Share-based compensation	41.7	46.1
Income tax benefits from employee stock compensation plans	10.0	10.6
Excess income tax benefits from employee stock compensation plans	(2.3)	(4.0)
Inventory step-up	2.5	9.6
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	29.7	6.8
Receivables	(34.2)	(39.7)
Inventories	(53.3)	(27.7)
Accounts payable and accrued expenses	4.0	(41.3)
Other assets and liabilities	(87.7)	(46.1)

Net cash provided by operating activities	783.9	783.8

Cash flows provided by (used in) investing activities
Additions to instruments	(104.7)	(128.9)
Additions to other property, plant and equipment	(71.4)	(67.8)
Purchases of investments	(801.7)	(403.8)
Sales of investments	667.1	225.0
Investments in other assets	(56.8)	(35.6)

Net cash used in investing activities	(367.5)	(411.1)

Cash flows provided by (used in) financing activities
Net proceeds under revolving credit facilities	(149.9)	375.2
Proceeds from term loans	147.3	—
Dividends paid to stockholders	(63.2)	—
Proceeds from employee stock compensation plans	34.1	34.0
Excess income tax benefits from employee stock compensation plans	2.3	4.0
Debt issuance costs	(3.3)	—
Repurchase of common stock	(345.7)	(906.5)

Net cash used in financing activities	(378.4)	(493.3)

Effect of exchange rates on cash and cash equivalents	(4.8)	4.7

Increase (decrease) in cash and cash equivalents	33.2	(115.9)
Cash and cash equivalents, beginning of period	768.3	668.9

Cash and cash equivalents, end of period	$801.5	$553.0

ZIMMER HOLDINGS, INC.

NET SALES BY GEOGRAPHIC SEGMENT

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012 and 2011

(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Inc/(Dec)	2012	2011	% Inc/(Dec)
Americas	$583.5	$582.1	—%	$1,832.2	$1,820.4	1%
Europe	245.6	252.5	(3)	851.6	876.4	(3)
Asia Pacific	196.4	196.9	—	607.4	587.7	3

Total	$1,025.5	$1,031.5	(1)	$3,291.2	$3,284.5	—

ZIMMER HOLDINGS, INC.

NET SALES BY PRODUCT CATEGORY

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012 and 2011

(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Inc/(Dec)	2012	2011	% Inc/(Dec)
Reconstructive
Knees	$407.4	$416.7	(2)%	$1,338.7	$1,349.8	(1)%
Hips	308.5	315.6	(2)	993.0	997.9	—
Extremities	39.7	36.0	10	127.0	119.6	6

	755.6	768.3	(2)	2,458.7	2,467.3	—

Dental	54.7	55.1	(1)	176.4	184.6	(4)
Trauma	74.5	69.3	8	223.9	208.5	7
Spine	49.8	55.2	(10)	155.4	168.5	(8)
Surgical and other	90.9	83.6	9	276.8	255.6	8

Total	$1,025.5	$1,031.5	(1)	$3,291.2	$3,284.5	—

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Three Months Ended September 30, 2012
	Reported % Growth	Foreign Exchange Impact	Constant Currency % Growth
Geographic Segments
Americas	—%	—%	—%
Europe	(3)	(11)	8
Asia Pacific	—	(2)	2
Total	(1)	(4)	3
Product Categories
Reconstructive
Americas	(1)	—	(1)
Europe	(4)	(10)	6
Asia Pacific	(1)	(2)	1
Total	(2)	(4)	2
Knees
Americas	(4)	—	(4)
Europe	(2)	(11)	9
Asia Pacific	2	(2)	4
Total	(2)	(3)	1
Hips
Americas	2	—	2
Europe	(8)	(11)	3
Asia Pacific	(4)	(2)	(2)
Total	(2)	(4)	2
Extremities	10	(2)	12
Dental	(1)	(4)	3
Trauma	8	(3)	11
Spine	(10)	(3)	(7)
Surgical and other	9	(2)	11

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Nine Months Ended September 30, 2012
	Reported % Growth	Foreign Exchange Impact	Constant Currency % Growth
Geographic Segments
Americas	1%	—%	1%
Europe	(3)	(8)	5
Asia Pacific	3	—	3
Total	—	(2)	2
Product Categories
Reconstructive
Americas	—	—	—
Europe	(3)	(7)	4
Asia Pacific	4	—	4
Total	—	(2)	2
Knees
Americas	(1)	—	(1)
Europe	(3)	(7)	4
Asia Pacific	5	(1)	6
Total	(1)	(2)	1
Hips
Americas	1	—	1
Europe	(4)	(8)	4
Asia Pacific	3	1	2
Total	—	(2)	2
Extremities	6	(2)	8
Dental	(4)	(2)	(2)
Trauma	7	(2)	9
Spine	(8)	(2)	(6)
Surgical and other	8	(1)	9

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Three Months Ended September 30, 2012 and 2011

(in millions, unaudited)

	Three Months Ended September 30,
	2012	2011
Net Earnings of Zimmer Holdings, Inc.	$178.1	$191.5
Inventory step-up	0.5	1.8
Special items	36.9	8.0
Taxes on inventory step-up and special items*	(13.4)	(4.1)

Adjusted Net Earnings	$202.1	$197.2

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Nine Months Ended September 30, 2012 and 2011

(in millions, unaudited)

	Nine Months Ended September 30,
	2012	2011
Net Earnings of Zimmer Holdings, Inc.	$602.2	$604.2
Inventory step-up	2.5	9.6
Certain claims	—	50.0
Special items	101.1	47.0
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(36.8)	(50.2)

Adjusted Net Earnings	$669.0	$660.6

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Three Months Ended September 30, 2012 and 2011

(unaudited)

	Three Months Ended September 30,
	2012	2011
Diluted EPS	$1.02	$1.01
Inventory step-up	—	0.01
Special items	0.21	0.04
Taxes on inventory step-up and special items*	(0.08)	(0.02)

Adjusted Diluted EPS	$1.15	$1.04

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Nine Months Ended September 30, 2012 and 2011

(unaudited)

	Nine Months Ended September 30,
	2012	2011
Diluted EPS	$3.41	$3.15
Inventory step-up	0.01	0.05
Certain claims	—	0.26
Special items	0.58	0.24
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(0.21)	(0.26)

Adjusted Diluted EPS	$3.79	$3.44

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of 2012 Projected Diluted EPS

and Projected Adjusted Diluted EPS

(unaudited)

Projected Year Ended December 31, 2012:	Low	High
Diluted EPS	4.75	4.80
Inventory step-up	0.01	0.01
Special items	0.77	0.77
Taxes on inventory step-up and special items*	(0.28)	(0.28)

Adjusted Diluted EPS	$5.25	$5.30

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items have been or are projected to be incurred.